APRIL 1, 1999

PROSPECTUS
================================================================================

J.P. MORGAN
TAX AWARE ENHANCED INCOME FUND


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Seeking high current after tax income consistent with principal  preservation by investing in tax exempt and taxable fixed income securities.


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.


Distributed by Funds Distributor, Inc.



                                                                        JPMorgan

CONTENTS
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


2    The fund's goal, investment approach,      J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
     risks and expenses
                                                Fund description .............................................  2
                                                Investor expenses ............................................  3


4                                               FIXED INCOME MANAGEMENT APPROACH


                                                J.P. Morgan ..................................................  4
                                                Who may want to invest .......................................  4
                                                Fixed income investment process ..............................  5


6    Investing in the J.P. Morgan Tax Aware     YOUR INVESTMENT
     Enhanced Income Fund
                                                Investing through a financial professional ...................  6
                                                Investing directly ...........................................  6
                                                Opening your account .........................................  6
                                                Adding to your account .......................................  6
                                                Selling shares ...............................................  7
                                                Account and transaction policies .............................  7
                                                Dividends and distributions ..................................  8
                                                Tax considerations ...........................................  8



9    More about risk and the fund's             FUND DETAILS
     business operations
                                                Business structure ...........................................  9
                                                Management and administration ................................  9
                                                Risk and reward elements ..................................... 10
                                                Investments .................................................. 12


                                                FOR MORE INFORMATION ................................. back cover

J.P. Morgan
TAX AWARE ENHANCED INCOME FUND
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN TAX AWARE ENHANCED INCOME FUND: SELECT SHARES)


-------  RISK/RETURN SUMMARY
GRAPHIC For a more detailed discussion of the fund's investments and their main ------- risks, as well as fund strategies, please see pages 10-13.

         GOAL
------- The fund's goal is to provide high current after tax income consistent GRAPHIC with principal preservation. This goal can be changed without ------- shareholder approval.

         INVESTMENT APPROACH
------- The fund invests in municipal securities that J.P. Morgan believes have GRAPHIC the potential to provide high current income that is free from federal ------- income tax. The fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide higher current after tax income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. The fund's tax aware investment strategies are described on page 4. For a description of duration, please see fixed income investment process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund may use interest rate swaps, futures contracts and options to help manage duration. The fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $1.2 billion using similar strategies as the fund.

The portfolio management team is led by Richard W. Oswald, vice president, who joined J.P. Morgan from CBS Inc. in 1996 where he served as treasurer, and Daniel B. Mulvey, vice president, who has been at J.P. Morgan since 1991.


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BEFORE YOU INVEST
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

2     J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

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INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                 0.25

Marketing (12b-1) fees                                          none

Other expenses(2)                                               0.54
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TOTAL ANNUAL FUND
OPERATING EXPENSES(2)                                           0.79
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EXPENSE EXAMPLE
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The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                                                              1 yr.     3 yrs.
YOUR COST($)                                                   81         252
--------------------------------------------------------------------------------


1 This table shows the fund's estimated expenses for the current fiscal year ending 10/31/99, before reimbursement, expressed as a percentage of the fund's estimated average net assets.


2 AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ENDING 10/31/99 WILL BE 0.25% AND 0.50%, RESPECTIVELY. This reimbursement arrangement can be changed or terminated at any time after 2/29/00 at the option of J.P. Morgan.




                             J.P. MORGAN TAX AWARE ENHANCED INCOME FUND       3

FIXED INCOME MANAGEMENT APPROACH
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J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $316 billion in assets under management, including assets managed by the fund's advisor, J.P. Morgan Investment Management Inc.

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

The fund is designed to provide a high level of after tax current income, price stability and liquidity. The fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity J.P. Morgan determines will generate the highest after tax income (although the fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the different markets to enhance return.

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WHO MAY WANT TO INVEST The fund is designed for investors who:

o are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds


o   want to emphasize after tax return


The fund is not designed for investors who:

o   are investing for aggressive long-term growth

o   are investing through a tax-deferred account such as an IRA

o   are in a low tax bracket

4   FIXED INCOME MANAGEMENT APPROACH

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FIXED INCOME INVESTMENT PROCESS
J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

                         -------
                         GRAPHIC
                         -------
The fund invests across a range
of different types of securities

SECTOR ALLOCATION The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

                         -------
                         GRAPHIC
                         -------
The fund makes its portfolio decisions as described earlier in this prospectus

SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

                         -------
                         GRAPHIC
                         -------
J.P. Morgan uses a disciplined process
to control the fund's sensitivity
to interest rates


DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.







                                        FIXED INCOME MANAGEMENT APPROACH     5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:


o Determine the amount you are investing. The minimum amount for initial investments is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.


o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT
BY WIRE

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company
Routing number: 011-000-028
Credit: J.P. Morgan Funds
Account number: 9904-226-9
FFC: your account number, name of registered owner(s) and fund name

BY CHECK
o    Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

BY EXCHANGE
o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT
BY WIRE
o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

BY CHECK
o    Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

BY EXCHANGE
o Call the Shareholder Services Agent to effect an exchange.

6    YOUR INVESTMENT

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SELLING SHARES

BY PHONE -- WIRE PAYMENT
o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

BY PHONE -- CHECK PAYMENT
o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

IN WRITING
o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

BY EXCHANGE
o Call the Shareholder Services Agent to effect an exchange.

REDEMPTION IN KIND
o The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

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Transfer Agent                                      Shareholder Services Agent
STATE STREET BANK AND TRUST COMPANY                 J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                       522 Fifth Avenue
Boston, MA 02266-8411                               New York, NY 10036
Attention; J.P. Morgan Funds Services               1-800-521-5411

                   Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT   7

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TIMING OF SETTLEMENTS  When you buy shares,  you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:
--------------------------------------------------------------------------------
Transaction                                     Tax status
--------------------------------------------------------------------------------
Income dividends on                             Generally tax exempt
municipal obligations
--------------------------------------------------------------------------------
Income dividends on                             Ordinary income
taxable securities
--------------------------------------------------------------------------------
Short-term capital gains                        Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                         Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                           Capital gains or
shares owned for more                           losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                           Gains are treated as ordinary
shares owned for one year                       income; losses are subject
or less                                         to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

8     YOUR INVESTMENT

FUND DETAILS
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BUSINESS STRUCTURE
The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


ADVISORY SERVICES                         0.25% of the fund's average net
                                          assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                   Fund's prorata portion of
(fee shared with Funds                    0.09% of the first $7 billion
Distributor, Inc.)                        of average net assets in
                         J.P. Morgan-advised portfolios,
                        plus 0.04% of average net assets
                                 over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                      0.25% of the fund's average
                                          net assets


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


YEAR 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the fund's other service providers and other entities with computer systems linked to the fund do not properly process and calculate the date January 1, 2000 and dates thereafter. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the fund are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the fund will decline.





                                                            FUND DETAILS    9

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RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

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POTENTIAL RISKS                        POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
o The fund's share price, yield,       o Bonds have generally               o Under normal circumstances the fund
plans to remain
  and total return will fluctuate        outperformed money market            fully invested in bonds and other
fixed income
  in response to bond market             investments over the long term,      securities as noted in the table on
pages 12-13
  movements  with  less  risk  than  stocks o The fund  seeks to limit  risk and enhance after tax o The value of most bonds will o Most bonds will rise in value yields through careful management, sector allocation,
  fall when interest rates rise;         when interest rates fall             individual securities selection, and
duration
  the longer a bond's maturity and     o Mortgage-backed and
management
  the lower its credit quality, the      asset-backed securities can offer  o During severe market downturns, the fund has the
  more its value typically falls         attractive returns                   option of investing up to 100% of
assets in
o Adverse market conditions may                                               investment-grade short-term
securities
  from time to time cause the fund                                          o J.P. Morgan monitors interest rate
trends, as well
  to take temporary defensive                                                 as geographic and demographic
information related to
  positions that are inconsistent                                             mortgage-backed securities and
mortgage prepayments
  with its principal investment
  strategies and may hinder the
  fund from achieving its
  investment objective
o Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by, a
  pool of mortgages or other assets such as receivables)  could generate capital losses or periods of low yields if they are paid off substantially  earlier or later than anticipated
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

o The fund could underperform its      o The fund could outperform its      o J.P. Morgan focuses its active
management on those
  benchmark due to its sector,           benchmark due to these same          areas where it believes its commitment
to research can
  securities, or duration choices        choices                              most enhance after tax income and
manage risks in a
o The fund could generate lower                                               consistent
way
  after tax income if its              o An optimal allocation could
  taxable/tax exempt allocation is       enhance after tax income
  not optimal
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CREDIT QUALITY

o The default of an issuer would       o Investment-grade bonds have a      o The fund maintains its own policies
for balancing
  leave the fund with unpaid             lower risk of default                credit quality against potential
yields and gains in
  interest or principal                                                       light of its investment
goals
                                                                            o J.P. Morgan develops its own ratings
of unrated
                                                                              securities and makes a credit quality
determination
                                                                              for unrated
securities
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

o Increased  trading  would raise o The fund could  realize  gains in o The fund anticipates a portfolio turnover rate of
  the fund's transaction costs           a short period of time               approximately
300%
o Increased short-term
capital
  gains distributions would raise      o The fund could protect against     o The fund generally avoids short-term
trading, except
  shareholders' income tax               losses if a bond is overvalued       to take advantage of attractive or
unexpected
  liability                              and its value later falls            opportunities or to meet demands
generated by
                                                                              shareholder
activity
------------------------------------------------------------------------------------------------------------------------------------

10    FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
o The fund could lose money            o Foreign bonds, which represent a     o Foreign bonds may be a significant
investment
  because of foreign government          major portion of the world's fixed     (25% of assets) for the
fund
  actions, political instability, or     income securities,
offer
  lack of adequate and accurate          attractive potential performance     o To the extent that the fund invests
in foreign
  information                            and opportunities for                  bonds, it will hedge its currency
exposure into
                                         diversification                        the U.S. dollar (see also
"Derivatives")
o Currency exchange rate movements     o Favorable exchange rate
  could reduce gains or create           movements could generate gains or
  losses                                 reduce losses
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

o Derivatives such as futures,         o Hedges that correlate well with      o The fund uses derivatives such as
futures,
  options, swaps and forward foreign     underlying positions can reduce or     options, swaps and forward foreign
currency
  currency contracts that are used       eliminate losses at low cost           contracts for hedging and for risk
management
  for hedging the portfolio or         o The fund could make money and          (i.e., to adjust duration or to
establish or
  specific securities may not fully      protect against losses if              adjust exposure to particular
securities, markets,
  offset the underlying positions(1)     management's analysis proves           or
currencies)
  and this could result in losses to
correct
  the fund that would not have         o Derivatives that involve             o The fund only establishes hedges
that it expects
  otherwise occurred                     leverage could generate                will be highly correlated with
underlying
o Derivatives used for risk              substantial gains at low cost
positions
  management may not have
the
  intended effects and may result in                                          o While the fund may use derivatives
that
  losses or missed opportunities                                                incidentally involve leverage, it
does not use
o The counterparty to a                                                         them for the specific purpose of
leveraging the
  derivatives contract could default
portfolio
o Certain types of derivatives
  involve costs to the fund which
  can reduce returns
o Derivatives that involve
  leverage could magnify losses
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING


o When a fund lends a security,        o A fund may enhance income            o J.P. Morgan maintains a list of
approved
  there is a risk that the loaned        through the investment of the
borrowers
  securities may not be returned if      collateral received from the         o The fund receives collateral equal
to at least
  the borrower defaults                  borrower                               100% of the current value of
securities loaned
o The collateral will be subject                                              o The lending agents indemnify a fund
against
  to the risks of the securities in                                             borrower
default
  which it is invested                                                        o J.P. Morgan's collateral investment
guidelines
                                                                                limit the quality and duration of
collateral
                                                                                investment to minimize
losses
                                                                              o Upon recall, the borrower must
return the
                                                                                securities loaned within the normal
settlement

period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS


o The fund could have difficulty       o These holdings may offer more        o The fund may not invest more than
15% of net
  valuing these holdings precisely       attractive yields or potential         assets in illiquid
holdings
                                         growth than comparable
widely
o The fund could be unable to sell       traded securities                    o To maintain adequate liquidity to
meet
  these holdings at the time or                                                 redemptions, the fund may hold
investment-grade
  price desired                                                                 short-term securities (including
repurchase
                                                                                agreements) and, for temporary or
extraordinary
                                                                                purposes, may borrow from banks up
to 331/3% of
                                                                                the value of its total
assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

o When the fund buys securities        o The fund can take advantage of       o The fund uses segregated accounts to
offset
  before issue or for delayed            attractive transaction                 leverage
risk
  delivery, it could be exposed to       opportunities
  leverage risk if it does not use
  segregated accounts
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                              FUND DETAILS  11

--------------------------------------------------------------------------------
INVESTMENTS

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.


--------------------------------------------------------------------------------
ASSET-BACKED securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale of mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------
RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

12   FUND DETAILS

--------------------------------------------------------------------------------
*   Permitted - bold

o   Permitted, but not typically used

                            Principal Types of Risk

----------------------------------------------------------------------------------------------

credit, interest rate, market, prepayment                                                 *
----------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                    *(1)
----------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                             *(1)
----------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                  *(1)
----------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                  *(1)
----------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                       o
natural event, political, prepayment, valuation
----------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,                  *(1)
prepayment
----------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, liquidity, market, political,       o(1)
prepayment
----------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment              *
----------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                       *
----------------------------------------------------------------------------------------------
credit, environmental, interest rate, liquidity, market, natural event, prepayment,
valuation                                                                                 *
----------------------------------------------------------------------------------------------
credit                                                                                    *
----------------------------------------------------------------------------------------------
credit                                                                                    o(2)
----------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                        *(1)
----------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                              *
----------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                                   *
----------------------------------------------------------------------------------------------
interest rate                                                                             *
----------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                  *(1)
----------------------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.


MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1 All foreign securities in the aggregate may not exceed 25% of the fund's assets.

2 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.

                                                             FUND DETAILS   13

--------------------------------------------------------------------------------
FOR MORE INFORMATION

For investors who want more information on the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
Telephone:  1-800-521-5411
Hearing impaired:  1-888-468-4015
Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.

J.P. MORGAN FUNDS AND THE
MORGAN TRADITION
The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
----------------------------------------------------------------------
J.P. MORGAN FUNDS

Advisor                                        Distributor
J.P. Morgan Investment Management Inc.         Funds Distributor, Inc.
522 Fifth Avenue                               60 State Street
New York, NY 10036                             Boston, MA 02109
1-800-521-5411                                 1-800-221-7930